                                                                   EXHIBIT 10.34

                             SUBSCRIPTION AGREEMENT

    This Subscription Agreement ("Agreement") is made as of December 31, 1997, by and among THE KEITH COMPANIES, INC., a California corporation ("Company"), KEITH ENGINEERING, INC., a California corporation ("Engineering"), ARAM H. KEITH, an individual ("Keith"), FLOYD S. REID, an individual ("Reid") and the individuals listed on the signature page hereof ("Purchasers").

    In consideration of the agreements and covenants contained herein, the parties hereby agree as follows:

1.  Purchase and Sale of Shares.
    ---------------------------

    The Company shall sell and issue to Purchasers, and each of the Purchasers shall purchase from Company, an aggregate of five hundred thirty one thousand two hundred eleven (531,211) shares of the common stock of Company (the "Shares"), allocated as set forth on the signature page hereof. The total purchase price for such Shares shall be Five Hundred Thousand Dollars ($500,000).

2.  Closing
    -------

    Simultaneously with the execution of this Agreement, Company shall deliver to Purchasers stock certificate representing each of their ownership of the Shares, and Purchasers shall deliver to Company the Purchase Price, to the extent not already previously delivered.

3.  Representations and Warranties by Company.
    -----------------------------------------

    The Company hereby represents and warrants to Purchasers as follows:

    (a)  Corporate Existence
         -------------------

    Company and Engineering are corporations duly organized and validly existing under the laws of the State of California, are in good standing under such laws, and have the corporate power to own their properties and assets, to carry on their business and to enter into and carry out the provisions of this Agreement.

    (b)  Authority
         ---------

    Company has full power and authority to enter into this Agreement, to perform its obligations hereunder and to issue the Shares of common stock issued and sold to Purchasers. All corporate action on the part of Company, its officers, directors and shareholders necessary for the authorization and issuance of the Shares being sold hereunder has been taken. This Agreement,
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when executed by all parties, shall constitute a valid and legally binding obligation of Company, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to or affecting enforcement of creditor's rights.

     (c)  Issuance
          --------

     All of the Shares purchased by Purchasers hereunder shall be validly issued, fully paid and nonassessable, and good title thereto shall be vested in Purchasers, free and clear of all liens, claims and encumbrances.

     (d)  Capitalization
          --------------

     The total authorized capitalization of Company is one hundred million (100,000,000) shares of common stock and twenty million (20,000,000) shares of preferred stock. There are 5,080,000 shares of such common stock of the Company currently outstanding. No shares of preferred stock of the Company are outstanding. There are no other shares of stock outstanding or options or rights to acquire the capital stock of the Company, other than options or rights excluded from the calculation of the number of shares issuable upon exercise of that certain option in favor of Cruttenden pursuant to that certain Agreement for Advisory Services dated April 10, 1997, by and among the Company, Engineering and Walter W. Cruttenden, III ("Cruttenden"); namely (i) options granted to employees other than Keith and Reid, and (ii) an obligation to deliver stock of the company and options to purchase shares of the Company's common stock in connection with the acquisition of Engineering Services, Inc.

     The total authorized capitalization of Engineering is five million (5,000,000) shares of common stock. There are 3,800,000 shares of such common stock of Engineering currently outstanding. There are no other shares of stock outstanding or options or rights to acquire the capital stock of Engineering, other than a commitment by Keith and Reid, both in their capacity as officers and directors of the Company and Engineering, and in their capacity as controlling shareholders (directly and as trustees) of each of the Company and Engineering to cause the merger of Engineering with and into the Company, with the Company as the surviving entity and each shareholder of Engineering receiving one newly issued share of the Company in consideration for the cancellation of each of their shares in Engineering.

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4.  Representations by Purchasers.
    -----------------------------

    Each of the Purchasers hereby represents to Company as follows:

    (a)  Documents Received
         ------------------

    Each of the Purchasers has received, reviewed and is familiar with Company's business plan, the operating plan, financial statements and projections and has had an opportunity to ask questions and receive answers from Company concerning those documents.

    (b)  Risk
         ----

    Each of the Purchasers recognizes and has assessed the risk involved in investing in the Shares and has determined based on sufficient experience in business and financial matters that each is capable of bearing that risk. Each of the Purchasers is aware that Company is a speculative venture and that the total amount of funds tendered to purchase the Shares may be completely lost.

    (c)  Competence
         ----------

    None of the Purchasers are under any disability with respect to entering into a contractual relationship with company or to executing the subscription agreement.

    (d)  Investment Intent
         -----------------

    Each of the Purchasers is purchasing the Shares solely for the purpose of investment for his or her own account. None of the Purchasers are acquiring the Shares with a view to distribution in connection with any resale or other distribution of the Shares.

    (e)  Accredited Investor
         -------------------

    Each of the Purchasers is an accredited investor within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended.

    (f)  Preexisting Relationship
         ------------------------

    Each of the Purchasers has a preexisting personal or business relationship with Company or one or more of its officers, directors or controlling persons.

    (g)  Legend
         ------

    Each of the Purchasers agrees and represents that he or she will make no disposition of the Shares unless a registration statement under the Securities Act of 1933, as amended, is in effect with respect to such securities or, in the alternative, an exemption from registration under said Act is found to be available

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to the reasonable satisfaction of Company. Each of the Purchasers further understands that an opinion of counsel with respect thereto may be required by Company in its sole discretion. Each of the Purchasers further understands and agrees that the following legend will be placed on the certificates representing the Shares:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933 AND THE RULES AND REGULATIONS THEREUNDER.

    (h)  Stop Transfer Notice
         --------------------

    Each of the Purchasers understands and is aware that, in order to insure that transfers of the Shares are made in strict accordance with all limitations upon transfer imposed by the federal securities laws, the books and records of Company will include a "stop transfer" notation to the effect that no transfer of any shares shall be effective unless strict compliance with such limitation has been made, the determination of which will be made at the absolute discretion of Company.

5.  Miscellaneous
    -------------

    (a)  Successors and Assigns.
         ----------------------

    The terms of this Agreement shall be binding upon the successors, heirs, and assigns of the parties hereto.

    (b)  Notices.
         -------

    All notices required or permitted to be given under this Agreement shall be personally delivered or sent by prepaid registered or certified mail return receipt requested to the addresses set forth below:

    To Company:             The Keith Companies
                            2955 Red Hill Avenue
                            Costa Mesa, California 92626
                            Attention: Aram H. Keith

    To Purchasers:          Walter W. Cruttenden, III
                            c/o Cruttenden Roth Incorporated
                            18301 Von Karman
                            Irvine, California   92715

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     Notices personally delivered shall be deemed given upon delivery and notices sent by mail as described above shall be deemed given five (5) days after the date of mailing.

     (c)  Controlling Law.
          ---------------

     This Agreement shall be interpreted and construed in accordance with the laws of the State of California.

     (d)  Headings
          --------

     The headings in this Agreement are inserted only as a matter of convenience and for reference and shall not be deemed to define, limit, enlarge, or describe the scope of this Agreement or the relationship of the parties, and shall not affect this Agreement or the construction of any provision herein.

     (e)  Modifications.
          -------------

     This Agreement may not be amended or modified in any way except by an instrument in writing signed by all parties hereto.

     (f)  Entire Agreement.
          ----------------

     This Agreement together with the exhibits referred to herein embodies the entire understanding between the parties concerning the subject matter hereof and merges all prior discussions or communications between them. No party shall be bound by any conditions, obligations, warranties or representations other than as expressly stated in this Agreement or as set forth in a writing signed by a fully authorized representative of each of the parties.

     (g)  Counterparts.
          ------------

     This Agreement may be executed in several counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date indicated above.

COMPANY:                 THE KEITH COMPANIES, INC.,
                         a California corporation

                         By: /s/ ARAM H. KEITH
                            ------------------------------
                            Aram H. Keith, President


                     Signatures continued on following page

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ENGINEERING:                      KEITH ENGINEERING, INC.,
                                  a California corporation

                                  By:  /s/  ARAM H. KEITH
                                            -------------------------
                                            Aram H. Keith, President


KEITH:                                 /s/  ARAM H. KEITH
                                            -------------------------
                                            Aram H. Keith


REID:                                  /s/  FLOYD S. REID
                                            -------------------------
                                            Floyd S. Reid


PURCHASERS:

No. of Shares:  424,969           Walter W. Cruttenden, III and Deborah A.
                                  Cruttenden, joint tenants with right of
                                  survivorship:


                                       /s/  WALTER W. CRUTTENDEN, III
                                            -------------------------
                                            Walter W. Cruttenden, III


                                       /s/  DEBORAH A. CRUTTENDEN
                                            -------------------------
                                            Deborah A. Cruttenden


No. of Shares:  53,121                 /s/  CHRISTOPHER L. CRUTTENDEN
                                            -------------------------
                                            Christopher L. Cruttenden


No. of Shares:  53,121                 /s/  RIAN P. CRUTTENDEN
                                            -------------------------
                                            Rian P. Cruttenden